SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                 FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 16, 1999
                                                         (November 17, 1999)

                           Trustco Bank Corp NY


            (Exact name of registrant as specified in its charter)

                                 New York
               (State or other jurisdiction of incorporation)


           0-10592                                        14-1630287
      (Commission File Number)              (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

               A press release was issued on November 16, 1999, declaring a quarterly cash dividend of $0.15 per share, payable January 3, 2000, to the shareholders of record at the close of business on December 10, 1999. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


           Reg S-K Exhibit No.          Description

               99(a) Press release dated November 16, 1999, declaring a quarterly cash dividend of $0.15 per share, payable January 3, 2000.



















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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 16, 1999

                                                TrustCo Bank Corp NY
                                                (Registrant)





                                               By:/s/ Robert T. Cushing
                                                   Robert T. Cushing
                                                   Vice President and
                                                   Chief Financial Officer














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                                                 Exhibits Index


The following exhibit is filed herewith:


Reg S-K Exhibit No.        Description                            Page
__________________         ____________________________         __________

        99(a)               Press release dated                     5
                            November  16,  1999
                            declaring  a  quarterly
                            cash  dividend  of $0.15
                            per share,  payable
                            January 3, 2000.



















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TRUSTCO                                                    Exhibit
                                                           99(a)
Bank Corp NY                                            News Release
________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                    William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:


                  TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - November 16, 1999

     On November 16, 1999 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable January 3, 2000, to the shareholders of record at the close of business on December 10, 1999.

     TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.28 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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